UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: April 27, 2007

NASCENT WINE COMPANY, INC.
(Exact name of Registrant as specified in charter)

Nevada	333-120949	82-0576512
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2355-A Paseo de las Americas
San Diego, California	92154
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:		(619) 661-0458

_______________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On April 27, 2007, the Registrant entered into a Note and Warrant Purchase Agreement (the “Agreement”) with CSSF Master Fund, LP and Cordillera Fund, LP (collectively referred to hereinafter as the “Lenders”), pursuant to which the Registrant issued senior secured convertible promissory notes in the principal amount of $3,500,000 (the “Notes”), bears an interest rate of 18% per annum and is payable in full on June 11, 2007.  The Registrant has the right at any time to prepay all or any portion of the Notes without penalty or premium.  The Notes are secured by any and all of the Registrant’s assets and real, personal or mixed properties, whether now owned or hereafter acquired.

In connection with the Notes, the Lenders received warrants to purchase 875,000 shares of the Registrant’s common stock.  Each Warrant represents the right to purchase one share of the Registrant’s par value common stock at an initial exercise price equal to $0.40 per share and expire on the April 27, 2012.

The Registrant retains the option to extend the term of the Notes for up to 210 days in three extension periods.  Each extension will incur penalties to the Registrant, a summary of which includes, but is not limited to, the following:

1.

An aggregate of up to 350,000 additional warrants to purchase shares of the Registrant’s common stock may be issued to the Lenders;

2.

If the Notes are not re-paid prior to the end of the first extension period, the initial exercise price of all Warrants issued to the Lenders will be equal to $0.01 per share;

3.

If the Notes are not re-paid in full prior to the end of the first extension period, the principal amount of the Notes will increase by 15% for no additional consideration from the Lenders; and

4.

If the Notes are not repaid, in full, prior to the end of the first extension period, the Notes will become convertible at the option of the Lenders into shares of the Registrant’s common stock at an initial conversion price equal to $0.40 per share.

The Registrant has agreed to register all of the securities underlying the warrants with the Securities and Exchange Commission.  The securities were issued in a private placement pursuant to the exemption set forth in Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations promulgated thereunder.

The Registrant paid a flat fee of $25,000 to cover the Lenders’ expenses, including legal fees and expenses, incurred in connection with the Notes and an origination fee of 3% of the principal amount, which amounted to $105,000.

2

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Name and/or Identification of Exhibit

10.1	Securities Purchase Agreement*
10.2	Senior Secured Convertible Note - CSSF Master Fund, LP*
10.3	Senior Secured Convertible Note - Cordillera Fund, LP*
10.4	Warrant Agreement - CSSF Master Fund, LP*
10.5	Warrant Agreement - Cordillera Fund, LP*
10.6	Security Agreement*
10.7	Guaranty - Best Beer Distributing*
10.8	Guaranty - International Foodservice Specialists*
10.9	Guaranty - Palermo Italian Foods*

* Will be included with an amendment filing to this Form 8-K.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASCENT WINE COMPANY, INC.
(Registrant)

Signature	Title	Date

/s/ Sandro Piancone	Chief Executive Officer	May 2, 2007
Sandro Piancone

/s/ Victor Petrone	President and Director	May 2, 2007
Victor Petrone

/s/ William Lindberg	Chief Financial Officer	May 2, 2007
William Lindberg

4